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As Filed with the Securities and Exchange Commission on September 12, 2005

Registration No. 333-127165

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

BEAZER HOMES USA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	58-2086934 (I.R.S. Employer Identification Number)
1000 Abernathy Road, Suite 1200 Atlanta, GA 30328 (770) 829-3700 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)
SEE TABLE OF ADDITIONAL REGISTRANTS

JAMES O'LEARY
Executive Vice President and
Chief Financial Officer
1000 Abernathy Road, Suite 1200
Atlanta, GA 30328
(770) 829-3700
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)	Copies to: ELIZABETH H. NOE, ESQ. Paul, Hastings, Janofsky & Walker LLP 600 Peachtree Street, N.E., Suite 2400 Atlanta, GA 30308 (404) 815-2400
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. ☐

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

        The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date, as the Commission, acting pursuant to said Section 8(a), may determine.

        This Amendment No. 1 to the Registration Statement on Form S-4 initially filed on August 3, 2005 is being filed solely for the purpose of updating the legal opinions contained in Exhibits 5.1 through 5.9 of the initial filing.

BEAZER HOMES USA, INC.

TABLE OF ADDITIONAL REGISTRANTS

Name	State of Incorporation/ Formation	Primary Standard Industrial Classification Code Number	IRS Employer Identification No.
Beazer Homes Corp.	TN	1531	62-0880780
Beazer/Squires Realty, Inc.	NC	1531	56-1807308
Beazer Homes Sales, Inc.	DE	1531	86-0728694
Beazer Realty Corp.	GA	1531	58-1200012
Beazer Mortgage Corporation	DE	1531	58-2203537
Beazer Homes Holdings Corp.	DE	1531	58-2222637
Beazer Homes Texas Holdings, Inc.	DE	1531	58-2222643
Beazer Homes Texas, L.P.	DE	1531	76-0496353
April Corporation	CO	1531	84-1112772
Beazer SPE, LLC	GA	1531	not applied for(1)
Beazer Homes Investments, LLC.	DE	1531	04-3617414
Beazer Realty, Inc.	NJ	1531	22-3620212
Beazer Clarksburg, LLC	MD	1531	not applied for(1)
Homebuilders Title Services of Virginia, Inc.	VA	1531	54-1969702
Homebuilders Title Services, Inc.	DE	1531	58-2440984
Texas Lone Star Title, L.P.	TX	1531	58-2506293
Beazer Allied Companies Holdings, Inc.	DE	1531	54-2137836
Beazer Homes Indiana, LLP	IN	1531	35-1901790
Beazer Realty Services, LLC	DE	1531	35-1679596
Paragon Title, LLC	IN	1531	35-2111763
Trinity Homes LLC	IN	1531	35-2027321
Beazer Commercial Holdings, LLC	DE	1531	not applied for(1)
Beazer General Services, Inc.	DE	1531	20-1887139
Beazer Homes Indiana Holdings Corp.	DE	1531	03-3617414
Beazer Realty Los Angeles, Inc.	DE	1531	20-2495958
Beazer Realty Sacramento, Inc.	DE	1531	20-2495906
BH Building Products, LP	DE	1531	20-2498366
BH Procurement Services, LLC	DE	1531	20-2498277

        The address, including zip code and telephone number, including area code, of the principal offices of the additional registrants listed above is: 1000 Abernathy Road, Suite 1200, Atlanta, GA 30328 and the telephone number at that address is (770) 829-3700.

(1)
Does not have any employees.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 12th day of September, 2005.

BEAZER HOMES USA, INC.
By:	/s/ IAN J. MCCARTHY Ian J. McCarthy President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

* Brian C. Beazer	Director and Non-Executive Chairman of the Board	September 12, 2005
* Ian J. McCarthy	Director, President and Chief Executive Officer (Principal Executive Officer)	September 12, 2005
* Laurent Alpert	Director	September 12, 2005
* Katie J. Bayne	Director	September 12, 2005
* Maureen E. O'Connell	Director	September 12, 2005
* Larry T. Solari	Director	September 12, 2005
* Stephen P. Zelnak, Jr.	Director	September 12, 2005

/s/ JAMES O'LEARY James O'Leary	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 12, 2005
* Michael T. Rand	Senior Vice President, Corporate Controller (Principal Accounting Officer)	September 12, 2005
*By:	/s/ JAMES O'LEARY James O'Leary Attorney-in-Fact

        Pursuant to the requirements of the Securities Act of 1933, each of the following Registrants has duly caused this Amendment No. 1 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 12th day of September, 2005.

BEAZER HOMES CORP.
BEAZER/SQUIRES REALTY, INC.
BEAZER HOMES SALES, INC.
BEAZER REALTY CORP.
BEAZER MORTGAGE CORPORATION
BEAZER HOMES HOLDINGS CORP.
BEAZER HOMES TEXAS HOLDINGS, INC.
BEAZER HOMES TEXAS, L.P.
APRIL CORPORATION
BEAZER SPE, LLC
BEAZER HOMES INVESTMENT, LLC
BEAZER REALTY, INC.
BEAZER CLARKSBURG, LLC
TEXAS LONE STAR TITLE, L.P.
BEAZER ALLIED COMPANIES HOLDINGS, INC.
BEAZER HOMES INDIANA, LLP
BEAZER REALTY SERVICES, LLC
PARAGON TITLE, LLC
TRINITY HOMES LLC
BEAZER COMMERCIAL HOLDINGS, LLC
BEAZER GENERAL SERVICES, INC.
BEAZER HOMES INDIANA HOLDINGS CORP.
BEAZER REALTY LOS ANGELES, INC.
BEAZER REALTY SACRAMENTO, INC.
BH BUILDING PRODUCTS, LP
BH PROCUREMENT SERVICES, LLC
By:	/s/ IAN J. MCCARTHY Ian J. McCarthy President (CEO of Beazer Mortgage Corporation)

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons on behalf of the Registrants and in the capacities and on the dates indicated.

Signature	Title	Date

* Brian C. Beazer	Director	September 12, 2005
* Ian J. McCarthy	Director and President (CEO of Beazer Mortgage Corporation) (Principal Executive Officer)	September 12, 2005
/s/ JAMES O'LEARY James O'Leary	Executive Vice President (Principal Financial Officer)	September 12, 2005
* Michael T. Rand	Corporate Controller (Principal Accounting Officer)	September 12, 2005
*By:	/s/ JAMES O'LEARY James O'Leary Attorney-in-Fact

        Pursuant to the requirements of the Securities Act of 1933, each of the following Registrants has duly caused this Amendment No. 1 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 12th day of September, 2005.

HOMEBUILDERS TITLE SERVICES, INC.
By:	/s/ IAN J. MCCARTHY Ian J. McCarthy Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

* Brian C. Beazer	Director	September 12, 2005
* Ian J. McCarthy	Director and Chief Executive Officer (Principal Executive Officer)	September 12, 2005
Cory Boydston	President and Treasurer
/s/ JAMES O'LEARY James O'Leary	Executive Vice President (Principal Financial Officer)	September 12, 2005
* Michael T. Rand	Corporate Controller (Principal Accounting Officer)	September 12, 2005
*By:	/s/ JAMES O'LEARY James O'Leary Attorney-in-Fact

        Pursuant to the requirements of the Securities Act of 1933, each of the following Registrants has duly caused this Amendment No. 1 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 12th day of September, 2005.

HOMEBUILDERS TITLE SERVICES OF VIRGINIA, INC.
By:	/S/ IAN J. MCCARTHY Ian J. McCarthy Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

* Brian C. Beazer	Director	September 12, 2005
* Ian J. McCarthy	Director	September 12, 2005
* Michael Furlow	Executive Vice President (Principal Executive Officer)	September 12, 2005
/s/ JAMES O'LEARY James O'Leary	Executive Vice President (Principal Financial Officer)	September 12, 2005
* Michael T. Rand	Corporate Controller (Principal Accounting Officer)	September 12, 2005
*By:	/s/ JAMES O'LEARY James O'Leary Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Title
3.1(a)	Amended and Restated Certificate of Incorporation of Beazer Homes USA, Inc.(6)
3.1(b)	Articles of Incorporation of April Corporation(11)
3.1(c)	Certificate of Incorporation of Beazer Allied Companies Holdings, Inc.(11)
3.1(d)	Articles of Organization of Beazer Clarksburg, LLC(11)
3.1(e)	Charter of Beazer Homes Corp.(11)
3.1(f)	Certificate of Incorporation of Beazer Homes Holdings Corp.(11)
3.1(g)*	Certificate of Formation of Beazer Homes Investments, LLC
3.1(h)	Certificate of Incorporation of Beazer Homes Sales, Inc.(11)
3.1(i)	Certificate of Incorporation of Beazer Homes Texas Holdings, Inc.(11)
3.1(j)	Certificate of Limited Partnership of Beazer Homes Texas, L.P.(11)
3.1(k)	Certificate of Incorporation of Beazer Mortgage Corporation(11)
3.1(l)	Articles of Incorporation of Beazer Realty Corp.(11)
3.1(m)	Certificate of Incorporation of Beazer Realty, Inc.(11)
3.1(n)*	Certificate of Formation of Beazer Realty Services, LLC
3.1(o)	Articles of Organization of Beazer SPE, LLC(11)
3.1(p)	Articles of Incorporation of Beazer/Squires Realty, Inc.(11)
3.1(q)*	Registration to qualify as a limited liability partnership for Beazer Homes Indiana, LLP
3.1(r)*	Certificate of Formation of Beazer Commercial Holdings, LLC
3.1(s)*	Certificate of Incorporation Beazer General Services, Inc.
3.1(t)*	Certificate of Incorporation of Beazer Homes Indiana Holdings Corp.
3.1(u)*	Certificate of Incorporation of Beazer Realty Los Angeles, Inc.
3.1(v)*	Certificate of Incorporation of Beazer Realty Sacramento, Inc.
3.1(w)*	Certificate of Limited Partnership of BH Building Products, LP
3.1(x)	Certificate of Incorporation of Homebuilders Title Services of Virginia, Inc.(11)
3.1(y)	Articles of Incorporation of Homebuilders Title Services, Inc.(11)
3.1(z)	Articles of Organization of Paragon Title, LLC(11)
3.1(aa)*	Certificate of Formation of BH Procurement Services, LLC
3.1(ab)	Certificate of Limited Partnership of Texas Lone Star Title, L.P.(11)
3.1(ac)	Articles of Organization of Trinity Homes LLC(11)
3.2(a)	Second Amended and Restated By-laws of Beazer Homes USA, Inc.(16)
3.2(b)	By-Laws of April Corporation(11)
3.2(c)	By-Laws of Beazer Allied Companies Holdings, Inc.(11)

3.2(d)	Operating Agreement of Beazer Clarksburg, LLC(11)
3.2(e)	By-Laws of Beazer Homes Corp.(11)
3.2(f)	By-Laws of Beazer Homes Holdings Corp.(11)
3.2(g)*	Operating Agreement of Beazer Homes Investments, LLC
3.2(h)	By-Laws of Beazer Homes Sales, Inc.(11)
3.2(i)	By-Laws of Beazer Homes Texas Holdings, Inc.(11)
3.2(j)	Agreement of Limited Partnership of Beazer Homes Texas, L.P.(11)
3.2(k)	By-Laws of Beazer Mortgage Corporation(11)
3.2(l)	By-Laws of Beazer Realty Corp.(11)
3.2(m)	By-Laws of Beazer Realty, Inc.(11)
3.2(n)*	Operating Agreement of Beazer Realty Services, LLC
3.2(o)	Operating Agreement of Beazer SPE, LLC(11)
3.2(p)	By-Laws of Beazer/Squires Realty, Inc.(11)
3.2(q)(1)	Partnership Agreement of Beazer Homes Indiana, LLP(11)
3.2(q)(2)*	Amendment of Partnership Agreement of Beazer Homes Indiana, LLP
3.2(r)*	Operating Agreement of Beazer Commercial Holdings, LLC
3.2(s)*	By-Laws of Beazer Homes Indiana Holdings Corp.
3.2(t)*	By-Laws of Beazer Realty Los Angeles, Inc.
3.2(u)*	By-Laws of Beazer Realty Sacramento, Inc.
3.2(v)*	Limited Partnership Agreement of BH Building Products, LP
3.2(w)*	Operating Agreement of BH Procurement Services, LLC
3.2(x)*	First Amendment to Operating Agreement of Beazer Clarksburg, LLC
3.2(y)	By-Laws of Homebuilders Title Services of Virginia, Inc.(11)
3.2(z)	By-Laws of Homebuilders Title Services, Inc.(11)
3.2(aa)	Amended and Restated Operating Agreement of Paragon Title, LLC(11)
3.2(ab)	Limited Partnership Agreement of Texas Lone Star Title, L.P.(11)
3.2(ac)	Second Amended and Restated Operating Agreement of Trinity Homes LLC(11)
3.2(ad)*	By-Laws of Beazer General Services, Inc.
4.1	Indenture dated as of May 21, 2001 among Beazer and U.S. Bank Trust National Association, as trustee, related to Beazer's 8 5/8% Senior Notes due 2011(5)
4.2	Supplemental Indenture (8 5/8% notes) dated as of May 21, 2001 among Beazer, its subsidiaries party thereto and U.S. Bank Trust National Association, as trustee(5)
4.3	Form of 8 5/8% Senior Notes due 2011(5)
4.4	Specimen of Common Stock Certificate(2)

4.5	Retirement Savings and Investment Plan (the "RSIP")(1)
4.6	RSIP Summary Plan Description(1)
4.7	Rights Agreement, dated as of June 21, 1996, between Beazer and First Chicago Trust Company of New York, as Rights Agent(10)
4.8	Indenture dated as of April 17, 2002 among Beazer, the Guarantors party thereto and U.S. Bank National Association, as trustee, related to Beazer's 8 3/8% Senior Notes due 2012(7)
4.9	First Supplemental Indenture dated as of April 17, 2002 among Beazer, the Guarantors party thereto and U.S. Bank National Association, as trustee, related to Beazer's 8 3/8% Senior Notes due 2012(7)
4.10	Form of 8 3/8% Senior note due 2012(7)
4.11
Second Supplemental Indenture dated as of November 13, 2003 among Beazer, the Guarantors party thereto and U.S. Bank National Association, as trustee, related to Beazer's 6 1/2% Senior Notes due 2013(10)
4.12	Form of 6 1/2% Senior Note due 2013(10)
4.13	Indenture dated as of June 8, 2004 among Beazer, the Guarantors party thereto and SunTrust Bank, as trustee, related to the 4 5/8% Convertible Senior Notes due 2024(12)
4.14	Form of 4 5/8% Convertible Senior Notes due 2024(12)
4.15	Registration Rights Agreement dated as of June 8, 2005, by and among Beazer, the Guarantors named therein and the Initial Purchaser named therein(13)
4.16	Form of Fifth Supplemental Indenture, dated as of June 8, 2005, among Beazer, the Subsidiary Guarantors party thereto and U.S. Bank National Association, as trustee(13)
4.17	Form of 6.875% Senior Note due 2015 (included in Exhibit 4.16)
4.18	Registration Rights Agreement, dated as of July 19, 2005, by and among Beazer, the Guarantors named therein and the Initial Purchaser named therein(14)
5.1**	Opinion of Paul, Hastings, Janofsky & Walker LLP
5.2**	Opinion of Tune, Entrekin & White, P.C.
5.3**	Opinion of Hogan & Hartson L.L.P.
5.4**	Opinion of Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C.
5.5**	Opinion of Fossett & Brugger, Chartered
5.6**	Opinion of Young, Goldman & Van Beek, P.C.
5.7**	Opinion of Barnes & Thornburg LLP
5.8**	Opinion of Womble, Carlyle, Sandridge & Rice PLLC
5.9**	Opinion of Gardere Wynne Sewell LLP
10.1	Amended and Restated 1994 Stock Incentive Plan(3)
10.2	Non-Employee Director Stock Incentive Plan(10)
10.3	Amended and Restated 1999 Stock Incentive Plan(8)

10.4	Amended and Restated Employment Agreement dated as of September 1, 2004 for Ian J. McCarthy(16)
10.5	Amended and Restated Employment Agreement dated as of September 1, 2004 for John Skelton(16)
10.6	Amended and Restated Employment Agreement dated as of September 1, 2004 for Michael H. Furlow(16)
10.7-8	Supplemental Employment Agreements dated as of July 17, 1996:
10.7	Ian J. McCarthy(10)
10.8	John Skelton(10)
10.12	Amended and Restated Employment Agreement dated as of September 1, 2004 for C. Lowell Ball(16)
10.13	Employment Agreement dated as of September 1, 2004 for C. Lowell Ball(16)
10.14	Purchase Agreement for Sanford Homes of Colorado LLLP(4)
10.15	Amended and Restated Employment Agreement dated as of September 1, 2004 for James O'Leary(16)
10.16	Employment Agreement dated as of September 1, 2004 for James O'Leary(16)
10.17	Employment Agreement dated as of September 1, 2004 for Michael T. Rand(16)
10.18	Amended and Restated Employment Agreement dated as of September 1, 2004 for Michael T. Rand(16)
10.19
Amended and Restated Credit Agreement dated as of May 28, 2004 between the Company and Bank One, NA as Agent, Guaranty Bank, BNP Paribas and Wachovia Bank, National Association as Syndication Agents, The Royal Bank of Scotland plc as Documentation Agent, SunTrust Bank, PNC Bank, National Association and Washington Mutual Bank, FA as Managing Agents, Comerica Bank and Key Bank National Association as Co-Agents, and Banc One Capital Markets, Inc., as Lead Arranger and Sole Bookrunner.(9)
10.20	Employment Agreement dated as of September 1, 2004 for John Skelton(16)
10.21	Employment Agreement dated as of September 1, 2004 for Jonathan P. Smoke(16)
10.22	Employment Agreement dated as of September 1, 2004 for Cory J. Boydston(15)
10.23	Beazer Homes USA, Inc. Director Stock Purchase Program(15)
10.24	Beazer Homes USA, Inc. Customer Survey Incentive Plan(15)
10.25	Beazer Homes USA, Inc. Amended and Restated Corporate Management Stock Purchase Program(15)
10.26	Beazer Homes USA, Inc. 2005 Value Created Incentive Plan(15)
10.27	Employment Agreement dated as of January 1, 2005 for Fred J. Fratto(17)
10.28	Beazer Homes USA, Inc. 2005 Executive Value Created Incentive Plan(18)
10.29	Employment Agreement dated as of March 14, 2005 for Kenneth J. Gary(19)

10.30	Employment Agreement effective as of March 14, 2005 for Kenneth J. Gary(16)
10.31	Employment Agreement dated as of September 1, 2004 for Michael H. Furlow(16)
10.32	Employment Agreement dated as of September 1, 2004 for Ian J. McCarthy(15)
10.33	Form of Stock Option and Restricted Stock Award Agreement(15)
10.34	Form of Stock Option Award Agreement(16)
12.1*	Statement re Computation of Ratios
21*	List of Subsidiaries of Beazer
23.1*	Consent of Paul, Hastings, Janofsky & Walker LLP (included in Exhibit 5.1)
23.2*	Consent of Tune, Entrekin & White, P.C. (included in Exhibit 5.2)
23.3*	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.3)
23.4*	Consent of Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C. (included in Exhibit 5.4)
23.5*	Consent of Fossett & Brugger, Chartered (included in Exhibit 5.5)
23.6*	Consent of Young, Goldman & Van Beek, P.C. (included in Exhibit 5.6)
23.7*	Consent of Barnes & Thornburg LLP (included in Exhibit 5.7)
23.8*	Consent of Womble, Carlyle, Sandridge & Rice PLLC (included in Exhibit 5.8)
23.9*	Consent of Gardere Wynne Sewell LLP (included in Exhibit 5.9)
23.10*	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
24.1*	Power of Attorney (included in Part II of the registration statement)
25.1*	Statement of Eligibility of U.S. Bank National Association, as Trustee, on Form T-1
99.1*	Form of Letter of Transmittal
99.2*	Form of Letter to Clients
99.3*	Form of Letter to Registered Holders
99.4*	Form of Notice of Guaranteed Delivery

*
Previously filed.

**
Filed herewith.

(1)
Incorporated herein by reference to the exhibits to Beazer's Registration Statement on Form S-8 (Registration No. 33-91904) filed on May 4, 1995.

(2)
Incorporated herein by reference to the exhibits to Beazer's Registration Statement on Form S-1 (Registration No. 33-72576) initially filed on December 6, 1993.

(3)
Incorporated herein by reference to the exhibits to Beazer's report on Form 10-Q for the quarterly period ended December 31, 2000.

(4)
Incorporated herein by reference to the exhibits to Beazer's report on Form 8-K filed on August 10, 2001.

(5)
Incorporated herein by reference to the exhibits to Beazer's report on Form 10-K for the year ended September 30, 2001.

(6)
Incorporated herein by reference to the exhibits to Beazer's Registration Statement on Form S-4/A filed on March 12, 2002.

(7)
Incorporated herein by reference to the exhibits to Beazer's Registration Statement on Form S-4 (Registration No. 333-92470) filed on July 16, 2002.

(8)
Incorporated herein by reference to the exhibits to Beazer's Registration Statement on Form S-8/S-3 (Registration No. 333-101142) filed on November 12, 2002.

(9)
Incorporated herein by reference to the exhibits to Beazer's report on Form 8-K filed on June 2, 2004.

(10)
Incorporated herein by reference to the exhibits to Beazer's report on Form 10-K for the year ended September 30, 2003.

(11)
Incorporated herein by reference to the exhibits to Beazer's Registration Statement on Form S-4 (Registration No. 333-112147) filed on January 23, 2004.

(12)
Incorporated by reference to the exhibits to Beazer's Form 10-Q for the quarterly period ended June 30, 2004.

(13)
Incorporated by reference to the exhibits to Beazer's report on Form 8-K filed on June 13, 2005.

(14)
Incorporated by reference to the exhibits to Beazer's report on Form 8-K filed on July 25, 2005.

(15)
Incorporated by reference to the exhibits to Beazer's report on Form 10-K for the year ended September 30, 2004.

(16)
Incorporated by reference to the exhibits to Beazer's report on Form 8-K filed on September 1, 2004.

(17)
Incorporated by reference to the exhibits to Beazer's report on Form 10-Q for the quarter ended December 31, 2004.

(18)
Incorporated by reference to the exhibits to Beazer's report on Form 8-K filed on February 9, 2005.

(19)
Incorporated by reference to the exhibits to Beazer's report on Form 8-K filed on March 18, 2005.

        All schedules for which provision is made in the applicable accounting regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.

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BEAZER HOMES USA, INC. TABLE OF ADDITIONAL REGISTRANTS
SIGNATURES
  EXHIBIT INDEX